Exhibit (h)(xxii) under Form N-1A
                                           Exhibit 10 under Item 601/Reg. S-K
                              EXHIBIT 1 to the
                      Administrative Services Agreement
                          with M&T Securities, Inc.

CONTRACT
DATE                 MTB Group of Funds
-----------------------------------------------------------------------------
August 22, 2003         MTB Balanced Fund
August 22, 2003         MTB Equity Income Fund
August 22, 2003         MTB Equity Index Fund
August 22, 2003         MTB Income Fund
August 15, 2003         MTB Intermediate-Term Bond Fund
November 1, 2000        MTB International Equity Fund
November 1, 2000        MTB Large Cap Growth Fund
March 1, 2002           MTB Large Cap Growth Fund II
August 15, 2003         MTB Large Cap Stock Fund
November 1, 2000        MTB Large Cap Value Fund
March 1, 2002           MTB Large Cap Value Fund II
November 1, 2000        MTB Managed Allocation Fund - Aggressive Growth
April 29, 2005          MTB Managed Allocation Fund - Aggressive Growth II
November 1, 2000        MTB Managed Allocation Fund - Conservative Growth
April 29, 2005          MTB Managed Allocation Fund - Conservative Growth II
November 1, 2000        MTB Managed Allocation Fund - Moderate Growth
March 1, 2002           MTB Managed Allocation Fund - Moderate Growth II
August 22, 2003         MTB Maryland Municipal Bond Fund
August 22, 2003         MTB Mid Cap Growth Fund
November 1, 2000        MTB Mid Cap Stock Fund
November 1, 2000        MTB Money Market Fund
August 22, 2003         MTB Multi Cap Growth Fund
November 1, 2000        MTB New York Municipal Bond Fund
November 1, 2000        MTB New York Tax-Free Money Market Fund
August 15, 2003         MTB Pennsylvania Municipal Bond Fund
August 22, 2003         MTB Pennsylvania Tax Free Money Market Fund
November 1, 2000        MTB Prime Money Market Fund
November 1, 2000        MTB Short Duration Government Bond Fund
August 22, 2003         MTB Short-Term Corporate Bond Fund
August 22, 2003         MTB Small Cap Growth Fund
November 1, 2000        MTB Small Cap Stock Fund
August 15, 2003         MTB Tax Free Money Market Fund
November 1, 2000        MTB U.S. Government Bond Fund
August 15, 2003         MTB U.S. Government Money Market Fund
November 1, 2000        MTB U.S. Treasury Money Market Fund
January 11, 2006        MTB Virginia Municipal Bond Fund